UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2103 City West Blvd., 4th Floor Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 6, 2014, the Board of Directors (the “Board”) of Bristow Group Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to (i) change the voting standard for uncontested elections of directors from plurality voting to majority voting and provide that the Board will take action within 90 days of the stockholder vote to either accept or reject the letter of resignation submitted by any director of the Board who fails to receive more votes cast for than against his or her election or re-election, (ii) provide for an exclusive forum selection clause limiting suits in certain instances to the state or federal courts within the State of Delaware and (iii) make certain other administrative and clarifying amendments.

The foregoing description is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Item

3.1	Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
(Registrant)

By:	/s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, General Counsel and Corporate Secretary

Dated: March 10, 2014

EXHIBIT INDEX

Exhibit No.	Item

3.1	Amended and Restated Bylaws of the Company.

4